UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 22, 2021

MACQUARIE INFRASTRUCTURE HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32384	86-2708886
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 West 55th Street
New York, NY 10019
(Address of Principal Executive Offices/Zip Code)

(212) 231-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	MIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed for the purpose of establishing Macquarie Infrastructure Holdings, LLC, a Delaware limited liability company (“MIH” or the “Registrant”) as the successor issuer to Macquarie Infrastructure Corporation, a Delaware corporation (the “Predecessor” or “MIC Corp”) with respect to MIH’s Common Units (as defined below) pursuant to Rule 12g3-(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters, including the consummation of the Merger (as defined below). Pursuant to Rule 12g3-(a) under the Exchange Act, such Common Units are deemed registered under Section 12(b) of the Exchange Act.

On September 22, 2021, the Predecessor completed a Reorganization (as defined below) pursuant to which a wholly owned subsidiary of MIH merged with and into the Predecessor (the “Merger”), resulting in the Predecessor becoming a wholly-owned subsidiary of MIH. MIH is the successor corporation resulting from the Merger.

In connection with the consummation of the Merger, the Common Units have been approved for listing on the New York Stock Exchange (“NYSE”), and will commence trading on September 23, 2021 on an uninterrupted basis under the trading symbol “MIC” and with CUSIP 55608B105.

Item 1.01	Entry into a Material Definitive Agreement

On September 22, 2021, the Registrant entered into the Fourth Amended and Restated Management Services Agreement (the “Amended MSA”) with Macquarie Infrastructure Management (USA) Inc. (the “Manager”), MIC Corp, MIC Ohana Corporation (“MIC Ohana”) and MIC Hawaii Holdings, LLC (“MIC Hawaii”) to give effect to the Merger. In connection with the Merger, the special stock of the Manager was automatically converted into special units of MIH without any exchange of certificates. The Amended MSA is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

On September 22, 2021, the Registrant entered into the Amended and Restated Disposition Agreement (the “Amended DA”), with the Manager, MIC Corp, MIC Ohana and MIC Hawaii to give effect to the Merger. The Amended DA is filed as Exhibit 4.2 hereto and is incorporated by reference herein.

On September 22, 2021, the Registrant entered into the Second Amended and Restated Registration Rights Agreement (the “Amended RRA”) with the Manager to give effect to the Merger. The Amended RRA is filed as Exhibit 4.3 hereto and is incorporated by reference herein.

On September 22, 2021, the Registrant and Wells Fargo Bank, National Association, as trustee (the “Trustee”) entered into the fourth supplemental indenture (the “Supplemental Indenture”) to the indenture dated as of October 13, 2021, as supplemented, with respect to the Registrant’s 2.00% Convertible Senior Notes due 2023 (the “Notes”). Pursuant to the Supplemental Indenture, as of the effective time of the Merger, (i) the Registrant assumed MIC Corp’s obligations under the Indenture and the Notes, (ii) MIC Corp was discharged from all of its obligations under the Indenture and the Notes and (iii) the right to convert the Notes into shares of common stock of MIC Corp changed into the right to convert the Notes into Common Units (as defined below) of the Registrant. The Supplemental Indenture is filed as Exhibit 4.4 hereto and is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 22, 2021, the Predecessor completed the Merger in accordance with the agreement and plan of merger, dated March 30, 2021 (the “Merger Agreement”), by and among the Predecessor, MIH and Plum Merger Sub, Inc. a Delaware corporation and a wholly-owned subsidiary of MIH (“Merger Sub”), pursuant to which Merger Sub merged with and into the Predecessor, with the Predecessor continuing as the surviving entity and as a wholly-owned subsidiary of the Registrant. Consequently, MIH replaced the Predecessor as the publicly traded company. Pursuant to the Merger Agreement, each outstanding share of the Predecessor’s common stock, par value $0.001 per share (the “Common Stock”) issued and outstanding immediately prior to the Merger was converted into MIH common units (the “Common Units”), on a one for one basis without an exchange of certificates. Accordingly, stock certificates previously representing shares of Common Stock represent the same number of Common Units after the Merger. The limited liability company interests of MIH outstanding immediately prior to the Merger were cancelled. The Merger Agreement was adopted by the Predecessor’s stockholders at a special meeting of the stockholders held on May 6, 2021.

Following the consummation of the Merger, MIC Ohana, a direct subsidiary of the Predecessor, distributed all of the limited liability company interests in MIC Hawaii to the Predecessor, and the Predecessor in turn distributed such limited liability company interests to MIH (these distributions, the “Hawaii distribution” and, together with the Merger, the “Reorganization”). MIC Hawaii holds the businesses comprising the Predecessor’s MIC Hawaii business segment.

On September 22, 2021, upon consummation of the Merger, MIH adopted an amended and restated limited liability company agreement (the “LLC Agreement”). The LLC Agreement is filed as Exhibit 3.1 hereto and is incorporated by reference herein. In addition, attached hereto as Exhibit 99.2 is a summary description of the Common Units of MIH. This description is a summary of the material provisions of the Common Units of MIH. The LLC Agreement provides for the issuance of the units, as well as the rights of holders of the units, including with respect to voting rights and participation in distributions. The attached description is subject to the Delaware Limited Liability Company Act (the “DLLCA”). Certain provisions of the LLC Agreement are intended to be consistent with the Delaware General Corporation Law (the “DGCL”), and the power of MIH, the governance processes and the rights of holders of units are generally intended to be substantially similar in many respects to those of a Delaware corporation under the DGCL, with certain exceptions. The statements in the summary description are subject to and are qualified in their entirety by reference to all of the provisions of the LLC Agreement. The LLC Agreement will govern the rights of holders of the Common Units.

In connection with the Merger, the Predecessor’s management, including all directors and officers, assumed identical positions with MIH. In addition, the Manager of the Predecessor will serve as the external manager of MIH on the same terms as it served the Predecessor.

Upon consummation of the Merger, the board of directors of MIH formed the same board committees with identical members and substantially similar governing charters as those of the Predecessor immediately prior to the Merger. The board of directors also adopted governance policies that are substantially similar to the corresponding policies governing the Predecessor immediately prior to the Merger.

As a result of the Merger, MIH became the successor issuer to the Predecessor with respect to the Predecessor’s Common Stock pursuant to Rule 414 under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 12g-3(a) of the Exchange Act.

In connection with the consummation of the Merger, the Common Units have been approved for listing on the NYSE and will commence trading on September 23, 2021 under the trading symbol “MIC” and with CUSIP “55608B105.”

Pursuant to the Merger Agreement and the LLC Agreement, MIH assumed all obligations of the Predecessor under the Predecessor’s 2014 Independent Directors Equity Plan and 2016 Omnibus Employee Incentive Plan Stock (collectively, the “Plans”). In accordance with Rule 414 under the Securities Act, following the filing of this Form 8-K, MIH will also file a post-effective amendment to the Predecessor’s registration statements on Form S-8 (File Nos. 333-204249 and 333-213139) (the “Form S-8 POS”) to adopt said Form S-8 Registration Statements pursuant to Rule 414. The Common Stock that was issuable under the Plans was automatically converted on a one-for-one basis into Common Units, with the same terms and conditions as each equity award had prior to the Merger, except that the shares issuable under each such award are now Common Units.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The foregoing description of the LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

The information disclosed under Item 1.01, to the extent applicable, is incorporated herein by reference. The issuance of the special units was made pursuant to the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2).

Item 3.03	Material Modification to the Rights of Security Holders

The information disclosed under Item 1.01 and 2.01, to the extent applicable, is incorporated herein by reference.

Upon the consummation of the Merger, each issued and outstanding share of Common Stock of the Predecessor was converted into one Common Unit of the Registrant. A description of the Common Units is set forth on Exhibit 99.2 hereto and incorporated by reference herein. The description of Common Units set forth in Exhibit 99.2 is being filed for the purpose of providing an updated description of the capital stock of the Registrant. The description of Common Units set forth in Exhibit 99.2 modifies and supersedes any prior description of the capital stock of the Registrant in any registration statement filed with the Commission and will be available for incorporation by reference into certain of the Registrant’s filings with the Commission pursuant to the Securities Act and the Exchange Act, including registration statements.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information related to the election of directors and appointment of certain officers that is required by this Item 5.02 is included in Item 2.01 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At a meeting of the shareholders of the Predecessor held on May 6, 2021, the shareholders of the Predecessor approved the Merger Agreement, including the LLC Agreement contemplated thereby. The LLC Agreement became effective upon the consummation of the Merger and is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 8.01	Other Events

On September 22, 2021, the Registrant announced that it completed the Reorganization. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and of Merger, dated as of March 30, 2021, by and among the Registrant, the Predecessor and Merger Sub (incorporated by reference to Exhibit 2.1 of the Registrant’s Registration Statement on Form S-4, filed on February 17, 2021 (Reg. No. 333- 253193)

3.1*	Amended and Restated Limited Liability Company Agreement of the Registrant.

4.1*	Fourth Amended and Restated Management Services Agreement, dated September 22, 2021, by and among the Registrant, MIC Corp, MIC Ohana Corporation, MIC Hawaii Holdings, LLC and Macquarie Infrastructure Management (USA) Inc.

4.2*	Amended and Restated Disposition Agreement, dated September 22, 2021, by and among the Registrant, MIC Corp, MIC Ohana Corporation, MIC Hawaii Holdings, LLC and Macquarie Infrastructure Management (USA) Inc.

4.3*	Second Amended and Restated Registration Rights Agreement, dated September 22, 2021, by and between the Registrant and Macquarie Infrastructure Management (USA) Inc.

4.4*	Fourth supplemental indenture, dated as of September 22, 2021, by and between Macquarie Infrastructure Holdings, LLC and Wells Fargo Bank, National Association, as Trustee.

99.1*	Press Release dated September 22, 2021

99.2*	Description of Registrant’s Common Units

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Macquarie Infrastructure Holdings, LLC

Date: September 22, 2021	By:	/s/ Christopher Frost
	Name:	Christopher Frost
	Title:	Chief Executive Officer

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